UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2008

THE DAVEY TREE EXPERT COMPANY

(Exact name of registrant as specified in charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           Appointment of New Directors

This Current Report on Form 8-K/A amends certain information included in the Current Report on Form 8-K filed by The Davey Tree Expert Company (the “Company”) on September 18, 2008, regarding the election of Sandra W. Harbrecht and John E. Warfel to the Company’s Board of Directors on September 12, 2008.  The Board of Directors did not appoint Ms. Harbrecht or Mr. Warfel to serve on any of its committees at the time of their election.

At a regular meeting of the Board of Directors held on December 5, 2008, the Board appointed Ms. Harbrecht to serve on the Compensation Committee and the Corporate Governance Committee and appointed Mr. Warfel to serve on the Compensation Committee and the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:  /s/ David E. Adante
David E. Adante
Executive Vice President, Chief Financial Officerand Secretary

Date:  December 9, 2008